UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2003

PARK PLACE ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 Howard Hughes Parkway Las Vegas, Nevada 89109
(Address of principal executive offices, including zip code)

(702) 699-5000
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Press Release issued by Park Place Entertainment Corporation, dated October 23, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition.

On October 23, 2003, the Registrant issued a press release containing its financial results for the quarter and nine months ended September 30, 2003.  A copy of the press release is furnished hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENTERTAINMENT CORPORATION

	By:	/s/ Harry C. Hagerty, III
		Name:	Harry C. Hagerty, III
		Title:	Executive Vice President and Chief Financial Officer

Dated: October 23, 2003